                                                                    EXHIBIT 31.1

                        Certification of CEO Pursuant to

                 Securities Exchange Act Rules 13a-14 and 15d-14

                             as Adopted Pursuant to

                  Section 302 of the Sarbanes-Oxley Act of 2002

I, Lee Cole, certify that:

         1. I have  reviewed  this annual  report on Form 10-KSB/A of Electronic

Game Card., Inc.;

         2. Based on my  knowledge,  this  annual  report  does not  contain any untrue  statement of a material fact or omit to state a material fact  necessary to make the  statements  made,  in light of the  circumstances  under which such statements  were made, not misleading with respect to the period covered by this annual report;

         3. Based on my knowledge, the financial statements, and other financial information  included  in this annual  report,  fairly  present in all  material respects the financial  condition,  results of operations  and cash flows of the registrant as of, and for, the periods presented in this annual report;

         4.  I  am  responsible  for  establishing  and  maintaining  disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and I have:

         (a) Designed such disclosure  controls and  procedures,  or caused such disclosure  controls and  procedures to be designed  under our  supervision,  to ensure that  material  information  relating to the  registrant,  including  its consolidated subsidiaries,  is made known to us by others within those entities,

particularly during the period in which this report is being prepared;

         (b) Designed such internal control over financial reporting,  or caused such  internal  control  over  financial  reporting  to be  designed  under  our supervision,  to provide  reasonable  assurance  regarding  the  reliability  of financial  reporting and the  preparation  of financial  statements for external purposes in accordance with generally accepted accounting principles;

         (c) Evaluated the effectiveness of the registrant's disclosure controls

and  procedures  and  presented  in  this  report  our  conclusions   about  the

effectiveness  of the  disclosure  controls and  procedures as of the end of the period covered by this report based on such evaluation; and

         (d)  Disclosed in this report any change in the  registrant's  internal control over financial  reporting  that occurred  during the  registrant's  most recent fiscal quarter that has materially  affected,  or is reasonably likely to materially affect, the registrant's  internal control over financial  reporting;

and

         5. I have  disclosed,  based  on our  most  recent  evaluation,  to the registrant's auditors and the audit committee of registrant's board of directors

(or persons performing the equivalent functions);

         a) all significant  deficiencies in the design or operation of internal controls  which  could  adversely  affect  the  registrant's  ability to record,

process,  summarize  and  report  financial  data  and have  identified  for the registrant's auditors any material weakness in the internal controls; and,

         b) any fraud,  whether or not  material,  that  involves  management or other  employees  who  have a  significant  role  in the  registrant's  internal controls; and,

February 3, 2006                    By: /S/ LEE COLE

                                        ------------------------------

                                        LEE COLE, Acting President and

                                        Acting Chief Executive Officer